                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e) (2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                  FIRST BANCORP
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FIRST BANCORP
                           1519 Ponce de Leon Avenue
                          San Juan, Puerto Rico 00908
                                 (787) 729-8200


                               NOTICE OF MEETING
                                      AND
                                PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2000

To the Stockholders of First BanCorp Puerto Rico:

NOTICE IS HEREBY GIVEN that pursuant to a resolution of the Board of Directors and Section 2 of the Corporation Bylaws, the 2000 Annual Meeting of Stockholders of First BanCorp will be held at its principal offices located at 1519 Ponce de Leon Avenue, Santurce, San Juan, Puerto Rico, on Thursday, April 27, 2000, at 2:00 p.m., for the purpose of considering and taking action on the following matters, all of which are more completely set forth in the accompanying Proxy Statement.

   1. To elect three (3) directors for a term of three years and one director for a term of two (2) years, or until their successors have been elected and qualified.

   2. To ratify the appointment of PricewaterhouseCoopers LLP as the Bank's independent auditors for fiscal year 2000.

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The stockholders or their representatives should register their credentials or proxies with the Corporation's Secretary on or before 2:00 p.m. of the day of the meeting.

The Board of Directors has set March 15, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

San Juan, Puerto Rico
March 27, 2000

                       By order of the Board of Directors

Antonio R. Escriba-Oliver, Esq.                 Angel ALvarez Perez, Esq.
          Secretary                             Chairman, President & CEO


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO COMPLETE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY THAT YOU GIVE IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  FIRST BANCORP
                            1519 Ponce de Leon Avenue
                           Santurce, Puerto Rico 00908

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2000

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First BanCorp ("the Corporation") for use at the Annual Meeting of Stockholders to be held at the Corporation's main offices located at 1519 Ponce de Le on Avenue, Santurce, Puerto Rico, on the 27th day of April 2000, at 2:00 p.m., and at any adjournment thereof. This Proxy Statement is expected to be mailed to stockholders of record on or about March 27, 2000.

                           SOLICITATION AND REVOCATION

Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy form have been designated as proxies by the Board of Directors. Shares represented by properly executed proxies received will be voted at the Meeting in accordance with the instructions you specify in the proxy. If you do not give instructions to the contrary, each proxy received will be voted for the matters described below. Any proxy given as a result of this solicitation may be revoked by the stockholder at any time before it is exercised in the following manner: (i) submitting a written notification to the Secretary of First BanCorp., (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving proper notice to the Secretary of his or her intention to vote in person. The proxies that are being solicited may be exercised only at the Annual Meeting of First BanCorp or at any adjournment of the Meeting.

Each proxy solicited hereby gives discretionary authority to the Board of Directors of the Corporation to vote the proxy with respect to (i) the election of any person as director if any nominee is unable to serve, or for good cause will not serve; (ii) matters incident to the conduct of the meeting; (iii) the approval of minutes of the previous Annual Meeting held on April 27, 1999; and
(iv) such other matters as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the Annual Meeting, the Board of Directors is not aware of any business which may properly come before the Annual Meeting other than that described in this Proxy Statement. However, if any other matters come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting those proxies.

                                VOTING SECURITIES

The Board of Directors has fixed the close of business on March 15, 2000, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders. At the close of business on the record date there were 27,310,652(1) shares of the issued and outstanding common stock of the Corporation in circulation, each of which is entitled to one vote at the Annual Meeting.

The presence, either in person or by proxy, of at least a majority of the Corporation's issued and outstanding shares of common stock in circulation is necessary to constitute a quorum. For purposes of determining quorum, abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated that it does not have discretionary authority to vote on a particular matter. Action with respect to Proposal 1: Election of Directors, and Proposal 2: Ratification of Appointment of Independent Accountants, shall be taken by a majority of the total votes present in person or by proxy and entitled to vote. Therefore, as to such prospect, abstentions and broker non-votes will have the same effect as a vote against the proposals. Each share of common stock is entitled to one vote for the proposals to be considered.

                       BENEFICIAL OWNERSHIP OF SECURITIES

The following sets forth information known to the Bank as to the persons or entities which as of March 15, 2000, by themselves or as a group, as the term is defined by section 13(d)(3) of the Securities Exchange Act of 1934, are the beneficial owners of 5% or more of the issued and outstanding common stock of the Corporation in circulation. All information concerning persons who may be beneficial owners of 5% or more of the stock is derived from Schedule 13(D) or 13(G) statements filed and notified to the Bank and information submitted by individual stockholders.

----------
(1) Does not include 2,301,900 shares held as treasury shares, which are not entitled to vote


                                      p.1

BENEFICIAL OWNERS OF 5% OR MORE:

Name                                      Number of Shares         Percentage(2)
--------------------------------------------------------------------------------

FMR Corp.
82 Devonshire Street
Boston, MA 02109                             2,724,200                9.98%
Garity & Co., Capital Management
1414 Banco Popular Center
Hato Rey, Puerto Rico 00918                  2,230,613                8.16%
Angel Alvarez-Perez
Chairman, President and CEO
First BanCorp.
1519 Ponce de Leon Avenue
Santurce, PR 00908                           2,177,178                7.97%

BENEFICIAL OWNERSHIP BY DIRECTORS OR NOMINEES:
    The following table sets forth information with regard to the total number of shares beneficially owned by each member of the Board of Directors and each Executive Officer and by all Directors and Executive Officers and Officers as a group.(3)

                                                               Unexercised
Name                                     Number of Shares     Stock Options       Total      Percentage(4)
----------------------------------------------------------------------------------------------------------
Directors:
Angel Alvarez-Perez                         2,177,178           420,000        2,597,178           9.18%
Jose Julian Alvarez-Bracero                     6,500               n/a            6,500               *
Rafael Bouet-Souffront                         99,000               n/a           99,000               *
Jorge L. Diaz                                     400               n/a              400               *
Francisco D. Fernandez                         84,434               n/a           84,434               *
Armando Lopez-Ortiz                           106,314               n/a          106,314               *
German E. Malaret                              22,603               n/a           22,603               *
Hector M. Nevares                           1,200,000               n/a        1,200,000(5)        4.24
Antonio Pavia-Villamil                         68,094               n/a           68,094               *
Jose Teixidor                                  42,650               n/a           42,650               *
Angel L. Umpierre                             655,690               n/a          655,690           2.31
Annie Astor de Carbonell, Senior EVP          402,924           121,000          523,924           1.85

Executive Officers:
Luis M. Beauchamp, Senior EVP                 376,024           131,000          376,024           1.52%
Aurelio Aleman, Executive VP                       -0-           64,000           64,000               *
Fernando Batlle, Executive VP                     500            64,000           64,000               *
Francisco Cortes, Executive VP                 48,120             8,000           56,120               *
Ricardo Ramos Lui-a                                -0-           10,000           10,000               *
Randolfo Rivera                                    -0-           52,000           52,000               *

Directors, Executive Officers and
Officers as a group (36 persons)                                               6,209,127          21.39%
                                                                            (*) Represents less than 1%.

----------
(2) As a percentage of 27,310,652 shares issued outstanding and in circulation.

(3) Information on the beneficial ownership by officers and directors is derived from information submitted by such officers of directors.

(4) As a percentage of 28,277,152, this amount includes 27,310,652 shares in circulation as of March 15, 2000 and 966,500 shares subject to stock options held by officers. All outstanding options are fully exerciseable at this time.

(5) Under applicable regulations shares are deemed to be beneficially owned by a person if he or she directly or indirectly has the power to vote on disposal of such shares. Mr. Hector M. Nevarez is the beneficial owner of 150,000 shares; however, Mr. Nevares has the proxy to vote on an additional 1,050,000 shares over which he disclaims ownership.


                                      p.2

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS OF
           FIRST BANCORP, DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE
                           OFFICERS OF THE CORPORATION

     The Bylaws of the Corporation provide that the Board of Directors shall consist of a number of members fixed from time to time by resolution of an absolute majority of the Board of Directors, provided that the number of directors shall always be an odd number and not less than five nor more than fifteen. The Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class is elected each year on a rotating basis. The Board of Directors has fixed the number of directors at eleven (11). On October 1, 1998, the consummation of the reorganization of FirstBank into a holding company structure was completed. Effective that date all of the Board of Directors of the Bank became members of the Board of First BanCorp. On August 21, 1999, the Board of Directors adopted a retirement policy for directors of the Corporation and of the Bank. Under the new retirement policy directors who reach 70 years of age or complete fifteen years of service on the Board may continue to serve until the end of the term to which they have been elected, but will not be eligible to stand for reelection. The information presented below regarding the time of service on the Board of Directors includes terms served on the Board of FirstBank.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors First BanCorp knows of no reason why any of the persons listed below may not be able to serve as a director if elected.

                                   PROPOSAL #1
                              ELECTION OF DIRECTORS

                  NOMINEES FOR A THREE-YEAR TERM EXPIRING 2003

Jose Julian Alvarez-Bracero, 66(6)
January 1, 1999 to present, Executive Director of "Fundacion Cruz Azul de Puerto Rico, Inc." From 1995 until retirement on December 31, 1998, President and CEO, La Cruz Azul de Puerto Rico. From 1981 to December 1994, Executive Director, La Cruz Azul de Puerto Rico. Member of the Puerto Rico Chamber of Commerce and former President (1990 to 1991). Past member of the Board of Directors of Banco Central Corporation, from April 1987 to January 1996. Director since November 1996.

Hector M. Nevares, 49
Private Investor. Vice Chairman Suiza Foods Corp. from 1996 to present. Partner in Suiza Realty, S.E. Member of the Board of Directors of the Government Development Bank of Puerto Rico from 1989 to 1993. Director since June 1993.

Jose Teixidor, 46
Executive Vice President and General Manager, B. Fernandez & Hnos., Inc., Chairman of the Board, Pan Pepin Inc. Chairman of the Board, Baguettes, Inc. President, Eagle Investment Fund, Inc. Member of the Board of Directors of El Nuevo Dia, Inc. Director since January 1994.

                   NOMINEE FOR A TWO-YEAR TERM EXPIRING 2002*

Jorge L. Diaz, 45*
Executive Vice President and member of the Board of Directors of Empresas Diaz, Inc., general contractors, and Executive Vice President and director of Betteroads Asphalt Corporation, asphalt pavement manufacturers, Betterecycling Corporation, recycled asphalt manufacturers, and Coco Beach Development Corporation, a real estate development company. Member of the Chamber of Commerce of Puerto Rico, the Association of General Contractors of Puerto Rico and of the National Association of General Contractors of U.S. Member of the Board of Trustees of Baldwin Schools of Puerto Rico and of Cushing Academy, Boston, Massachusetts. Director since April 1999.

* Mr. Jorge L. Diaz has served on the Board since April 1999 and is being recommended for a term of two (2) years in order to achieve a balance on the Board of three classes as equal in number as possible as required by the Bylaws.

----------
(6) Not related to Angel Alvarez-Perez, Chairman, President and CEO.

                                      p.3

THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED AS DIRECTORS. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

                    MEMBERS OF THE BOARD CONTINUING IN OFFICE

                      Directors Whose Terms Expire in 2001

Angel Alvarez-Perez, 52
Chairman, President & Chief Executive Officer
Elected Chairman, President & Chief Executive Officer of First BanCorp. in November 1998. President & Chief Executive Officer of FirstBank since 1990 and Chairman since August 21, 1999. From August 10, 1990 to September 1990, Acting President. March 1, 1990 to August 1990, Executive Vice President. Prior to joining the Bank, practicing attorney at law specializing in corporate and commercial law. From 1987 to February 1990, partner with the law firm of V++zquez, Vizcarrondo, Alvarez, Angelet & Gonz++lez. Director of the Federal Home Loan Bank of New York from December 1993 to January 1995. Member of the Board of Directors of Visa International. Chairman and CEO of First Federal Finance Corporation, and First Leasing & Rental Corporation(7). Director since 1989.

Antonio Pavia-Villamil, 72
Doctor of Medicine in private practice. Member of the medical staff of Pavia Hospital in Santurce, Puerto Rico, since 1959. Medical Director and Chairman of Pavia Hospital Advisory Board. Director of First Federal Finance Corporation and First Leasing and Rental Corporation until August 1999. Director since 1981.

Angel L. Umpierre, 70
Private Investor. Certified Public Accountant. President of Desarrollos Sur Oeste, Inc. Partner Umpierre & Rodriguez, S.E. From 1974 until retirement in 1998, Executive Vice President, director and major stockholder of Pan Pepin, Inc. Mr. Umpierre previously served as a director of First Federal Savings Bank from 1988 until 1990. Director since 1994.


                      Directors Whose Terms Expire in 2002

Francisco D. Fernandez, 72
Consulting Engineer. Founder and Chief Executive Officer of Abacus Corporation, an information systems consulting firm, since 1970. Chairman of First Leasing & Rental Corporation and Director of First Federal Finance Corporation until August 1999. Director since 1981.

German E. Malaret, 71
Doctor of Medicine. Medical Director of the Puerto Rico and Caribbean Cardiovascular Center. Former State Surgeon for the Puerto Rico National Guard. Past Governor for the District of Puerto Rico of the American College of Physicians and of the American College of Cardiology, and Associate Professor of Medicine of the University of Puerto Rico. Chairman of FirstBank from 1990 until August 21, 1999. Director since 1976.

Annie Astor de Carbonell, 42
Senior Executive Vice President - Chief Financial Officer
Certified Public Accountant. Senior Executive Vice President & Chief Financial Officer of FirstBank since March 1997. From 1987 to 1998, Executive Vice President and Chief Financial Officer. From 1984 to 1987, Senior Vice President and Comptroller. Prior to joining the Bank, Senior Auditor at Peat Marwick Mitchell & Co. Director of First Puerto Rico Growth and Income Fund, Inc. since 1998. Director of Puerto Rico Telephone Company from January 1993 to March 1999 and Chairperson from 1997 to March 1999. Member of the Board of Trustees of Sacred Heart University from 1991 to 1995, Chairperson from 1993 to 1995. Joined the Bank in 1983. Director since July 1995.

Rafael Bouet-Souffront, 53
Industrial Engineer. From 1987 to present, President of Bouet & Rodriguez, Inc., a company engaged in the installation and construction of industrial, residential and institutional electrical projects. From 1980 to 1987, President of North Caribbean Electrical Corp., electrical contractors. Director since 1998.

----------
(7) First Federal Finance Corporation and First Leasing & Rental Corporation are subsididiaries of First Bank.

                                      p.4

                 SENIOR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following sets forth information with respect to executive officers of the Corporation and of the Bank who are not directors.

Luis M. Beauchamp, 57
Senior Executive Vice President and Chief Lending Officer
From March 1997 to present, Senior Executive Vice President and Chief Lending Officer of FirstBank. From 1990 to March 1997, Executive Vice President, Chief Lending Officer. From 1988 to 1990, General Manager for New York banking operations for Banco de Ponce. Director of First Leasing and Rental Corporation and of First Federal Finance Corp. d/b/a "Money Express." Joined the Bank in 1990.

Aurelio Aleman, 41
Executive Vice President
President First Leasing & Rental Corporation
From February 1998 to present Executive Vice President, Retail Banking for FirstBank, and President of First Leasing and Rental Corporation, FirstBankOs leasing and rental subsidiary, and member of the Board of First Federal Finance Corp. From 1996 to 1998, Vice President CitiBank, N.A., responsible for wholesale and retail automobile financing and retail mortgage business. From 1994 to 1996, Vice President Chase Manhattan Bank, N.A., Banking Operations and Technology for Corporate Capital Markets. Joined the Bank in 1998.

Fernando L. Batlle, 33
Executive Vice President
President of First Federal Finance Corporation
Executive Vice President - Branch Banking and Mortgage Banking of FirstBank and President of First Federal Finance Corporation d/b/a "Money Express," FirstBank's wholly owned small loan subsidiary since October 1997, and director of First Leasing & Rental Corporation. From April 1996 to October 1997, Managing Director Neva Management Corporation, an investment management firm. From 1994 to April 1996, Senior VP/Investments Department and Treasurer of FirstBank, and from June 1994 to December 1994, Vice President Secondary Market at FirstBank, Puerto Rico. From September 1992 to June 1994, MBA Program, Harvard Business School, obtaining MBA in June 1994. From 1989 to August 1992, Assistant VP, Puerto Rico Home Mortgage. Joined the Bank in October 1997

Francisco Cortes-Aguayo, 57
Executive Vice President
Appointed Executive Vice President of FirstBank in charge of Banking Operations in May 1998. From December 1990 to December 1997, Executive Vice President in charge of the Real Estate Mortgage Division. Joined the Bank in 1967.

Ricardo N. Ramos, 43
Executive Vice President
Executive Vice President in charge of the Bank's Securities Department since August 1999. From November 1998 to July 1999 Executive Vice President for Reliable Financial Services, Inc., a subsidiary of Wells Fargo. From August 1992 to September 1998 Senior Vice President Finance of Oriental Financial Group. Joined the Bank in August 1999.

Randolfo Rivera, 46
Executive Vice President
Executive Vice President in charge of Corporate Banking of FirstBank since May 1998. From April 1990 to December 1996, Vice President and Component Executive for Local Companies, Public Sector and Institutional Markets for Chase Manhattan Bank, N.A. in Puerto Rico. From January 1997 to May 1998, Corporate Finance Executive in charge of the Caribbean and Central American Region for Chase Manhattan Bank in Puerto Rico. Joined the Bank in May 1998.


                            OTHER MANAGEMENT OFFICERS

Luis Cabrera-Marin, 30
Senior Vice President - Treasury and Investments
Appointed Senior Vice President of the Investment and Treasury Department in May 1997. Executive Trust Officer since January 1998. From August 1995 to May 1997, Director of Asset Management, Government Development Bank for Puerto Rico. From August 1994 to August 1995, Investment Executive, Oriental Financial Services, Inc., Puerto Rico. Financial Consultant CitiBank, NA. Joined the Bank in 1997.

                                      p.5

Aida Garcia, 48
Senior Vice President - Human Resources
Director of Human Resources since May 1990, From 1988 until 1990, Second Vice president, Human Resources. Prior to joining the Bank, Director of Human Resources at Dr. Federico Trilla Hospital in Carolina. Joined the Bank in 1988.

Laura Villarino-Tur, 41
Senior Vice President - Comptroller
Certified Public Accountant. Appointed Senior Vice President - Comptroller of FirstBank in 1987. Vice President, Assistant Comptroller from 1984 to 1987. Prior to joining the Bank, Staff Auditor with Peat Marwick Mitchell & Co. Joined the Bank in 1984.

Joseanne Rossello, 45
Senior Vice President, Marketing and Public Relations Director
Appointed Senior Vice President in January 1997. From November 1994 to January 1997, Vice President/Marketing Director, Banco Santander de Puerto Rico. Joined the Bank in January 1997.

Antonio R. Escriba-Oliver, 65
Secretary of the Board of Directors, attorney at law, member of the law firm Melendez-Perez, Moran and Santiago. Secretary of the Board of Directors since 1987 and Secretary of the Corporation since 1998. From 1990 to May Secretary of the Board of First Federal Finance Corporation and First Leasing and Rental Corporation.


                        BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Corporation is composed of the same persons who are the directors of FirstBank. During fiscal 1999 the Board of Directors of First BanCorp. held a total of five regular meetings and three extraordinary meetings and the Board of Directors of the Bank held 12 regular meetings. Each of the incumbent directors attended in excess of 75% of the aggregate of the total meetings of the Board of Directors and meetings of the Board committees on which they served.

                                 AUDIT COMMITTEE

    The Audit Committee is composed of five outside directors who are not and have never been involved in the day-to-day management of the Corporation or of the Bank. The functions of the Audit Committee include review of the reports of examination from regulatory agencies as well as examinations and comments from the independent accountants, Internal Auditor and Compliance Officer regarding internal controls and audit procedures and actions taken by management with regard to such matters. The Committee has the power at its discretion to order interim and surprise audits. On August 21, 1999, the Board of Directors of the Bank consolidated the functions of the Internal Loan Review Committee of the Bank into the Audit Committee. As a result of this consolidation, the Audit Committee also monitors the quality of the Bank's assets in order to provide for an early identification of possible problem assets. The Committee also monitors corrective actions taken to minimize loss potential from such loans and makes recommendations to the Board with regard to the adequacy of reserves. Directors Angel Umpierre, Hector M. Nevares and Rafael Bouet served on the Audit Committee from January 1 to September 14, 1999. After that date, Committee was composed of Angel L. Umpierre, Chairman, German E. Malaret, Jose Julian Alvarez; and Antonio Pavia. Francisco D. Fernandez was appointed to the Committee on December 27, 1999. During fiscal 1999, the Audit Committee met a total of nine times.

                             COMPENSATION COMMITTEE

    The Compensation Committee is responsible for administering the executive compensation program, including the stock option plans, and for evaluating the performance of key executives, including that of the President and CEO. During fiscal 1999, the Committee was composed of Angel L. Umpierre, Hector M. Nevares and Jose Teixidor. The Compensation Committee met three times during 1999.

                                      p.6

                              NOMINATING COMMITTEE

    Pursuant to Article I, Section 14, of the Bylaws of the Corporation, the Board of Directors acts as the Nominating Committee for selecting the nominees for the election of directors at the next succeeding Annual Meeting of Stockholders. No nominations for directors except those made by the Board shall be voted upon at the Annual Meeting unless other nominations by stockholders are made in writing and delivered to the Secretary of the Bank at least thirty (30) days prior to the date of the Annual Meeting. Ballots bearing the names of the persons nominated by the Nominating Committee and by stockholders, if any, will be provided for use at the Annual Meeting.

                            COMPENSATION OF DIRECTORS

    Outside directors of the Corporation do not receive compensation for service to the Board of the Corporation; however, they receive compensation for their service to the Bank Board and its Committees. From January through August 1999 outside directors of the Bank were entitled to a fee of $900 for each meeting of the Board attended, with the exception of the Chairman who was entitled to receive $1,800 for each regular meeting of the Board attended. Each outside director also received a fee of $500 for attendance to the meetings of the standing committee's of the Board and $400 for attendance meetings of the boards of the Bank's subsidiaries, to which they belonged. Pursuant to the authority granted by Article II Section twelve (12) of the Bank's Bylaws, on August 21, 1999, the Board of Directors adopted a resolution increasing the compensation of outside directors to $1,200 for each meeting of the Bank's Board attended. On the same date the Board revised the committee structure to eliminate and or consolidate the functions of several committees of the Bank. At present, outside directors receive $900 for attendance at the meetings of the Audit Committee and $500 for attendance at the meetings of the Credit Committee and the Compensation Committee of the Board. Effective September 1999 the Board of Directors also reorganized the boards of directors of the subsidiaries of the Bank and at present none of the outside directors serve on the boards of the subsidiaries. Officers of the Corporation, the Bank and the subsidiaries do not receive fees or other compensation for service on the boards of directors of the Corporation, the Bank, the subsidiaries or any of their committees.

    The following table sets forth fees paid to outside Directors for their attendance to meetings of the Board of Directors of the Bank, committees and board of directors of the subsidiaries of the Bank.


                  BOARD, COMMITTEES & SUBSIDIARIES MEETING 1999

                       Board Of                          Information Compensation     Money      Internal  First Leasing    Total
Name                  Directors     Audit      Credit     Technology     & Option    Express       Loan     Rental Corp.     Fees
----                  ---------     -----      ------    ----------- ------------    -------     --------- -------------     ----
GERMAN MALARET       $19,200.00  $  900.00   $  450.00     $1,500.00         N/A    $1,200.00    $1,500.00         N/A    $24,750.00
JOSE JULIAN ALVAREZ  $12,000.00  $4,800.00         N/A           N/A         N/A    $1,200.00    $1,500.00         N/A    $19,500.00
FRANCISCO FERNANDEZ  $11,100.00        N/A         N/A     $2,500.00         N/A    $1,200.00          N/A  $ 1,200.00    $16,000.00
ARMANDO LOPEZ        $10,800.00        N/A   $3,000.00           N/A         N/A          N/A          N/A  $   400.00    $14,200.00
HECTOR M NEVARES     $ 9,300.00  $2,500.00   $3,500.00           N/A   $1,500.00          N/A          N/A         N/A    $16,800.00
ANTONIO PAVIA        $12,000.00    $900.00         N/A           N/A         N/A          N/A    $1,500.00   $1,200.00    $15,600.00
JOSE TEIXIDOR        $ 9,600.00        N/A   $2,500.00     $1,000.00   $1,500.00          N/A          N/A         N/A    $14,600.00
ANGEL UMPIERRE       $ 9,900.00  $5,300.00         N/A           N/A   $1,500.00          N/A    $1,000.00         N/A    $17,700.00
RAFAEL BOUET         $11,100.00  $3,000.00   $4,000.00           N/A         N/A     $ 800.00          N/A         N/A    $18,900.00
JORGE DIAZ           $ 8,400.00        N/A   $2,500.00           N/A         N/A          N/A          N/A         N/A    $10,900.00



                                      p.7

                       COMPENSATION OF EXECUTIVE OFFICERS

    The summary compensation table set forth below discloses compensation for the Chief Executive Officer and the most highly paid executive officers of the Corporation, FirstBank or its subsidiaries who worked with the Corporation, the Bank or such subsidiaries during any period of such fiscal year and whose total cash compensation for fiscal 1999 exceeded $100,000 (named executives).

                              Summary Compensation

-------------------------------------------------------------------------------------------------------------
Name & Principal Position                      Year       Salary($)     Bonus($)    Other Compensation($)(8)
-------------------------------------------------------------------------------------------------------------
Angel Alvarez-Perez,                           1999        698,657      500,000            4,803
Chairman, President and CEO                    1998        550,000      400,000            1,999
                                               1997        475,000      300,000            5,700
-------------------------------------------------------------------------------------------------------------
Annie Astor de Carbonell                       1999        310,961      175,000            4,609
Senior Executive Vice President                1998        265,008      188,000            1,729
Chief Financial Officer                        1997        265,000       80,000            5,555
-------------------------------------------------------------------------------------------------------------
Luis M. Beauchamp                              1999        337,508      200,000            4,979
Senior Executive Vice President,               1998        265,008      175,000            1,999
Chief Lending Officer                          1997        265,000       80,000            5,555
-------------------------------------------------------------------------------------------------------------
Aurelio Aleman*                                1999        250,000      150,000            3,858
Executive Vice President                       1998        203,849      150,000              -0-
Retail Banking, First Leasing & Rental         1997            -0-          -0-              -0-
-------------------------------------------------------------------------------------------------------------
Fernando Batlle*                               1999        259,625      150,000            4,762
Executive Vice President                       1998        200,005      150,000            1,383
Branch Banking, Mortgage Department            1997        200,000        5,000              -0-
First Federal Finance d/b/a/ Money
Express
-------------------------------------------------------------------------------------------------------------
Randolfo Rivera*                               1999        256,538      150,000              -0-
Executive Vice President                       1998        109,233      150,000              -0-
Corporate Banking Department                   1997                                          -0-
-------------------------------------------------------------------------------------------------------------

----------
* Mr. Fernando Batlle joined the Bank in 1997 and did not commence participation in the Bank's 165(e) Plan until 1998. Mr. Aurelio Aleman joined the Bank in January 1998 and did not commence participation in the 165(e) plan until he completed one year's service in January 1999. Mr. Randolfo Rivera does not participate in the 165(e) plan.

                                STOCK OPTION PLAN

    The Stock Option Plan is intended to encourage optionees to remain in the employ of the Corporation, the Bank or its subsidiaries and to assist the Board of Directors and management in its efforts to attract and to recruit qualified officers to serve the Corporation, the Bank or its subsidiaries. The stock subject to such stock options shall be authorized but unissued shares of the Corporation's $1.00 par value common stock.

    The Plan is administered by the Compensation Committee (the "Committee"), whose members are all outside directors appointed by the Board of Directors. All members of the Committee meet the criteria of "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act"). The Committee has discretion to select which eligible persons will be granted stock options, the number of shares of common stock that may be subject to such options, whether stock appreciation rights will be granted for such options and, generally, to determine the terms and conditions in accordance with the Plan. The Plan also provides for proportionate adjustments in the event of changes in capitalization resulting, among other things, from merger, consolidation, reorganization, recapitalization, reclassification, stock dividends or splits. All options must be granted within ten years of the effective dates of the Plan. All options granted expire on the date specified in each individual option agreement which date will not be later than the tenth anniversary of the date the option was granted. An eligible person may hold more than one option at a time. The purchase price of options granted shall not be less than the fair market value of the Corporation's common stock at the date of the grant.

----------
(8) Represents Bank's pro rata contribution to the executives' participation in the Bank's Defined Contribution Retirement Plan.

                                      p.8

    The Plan may be amended at any time by the Board of Directors, subject to any applicable regulatory limitation or regulatory approval requirement. However, shareholder approval is required if an amendment increases the number of shares of common stock that may be subject to options, materially changes the eligibility criteria, changes the minimum purchase price or increases the maximum term of the options.

    The Plan also provides that no person shall be eligible for a stock option grant if at the date of such grant such person beneficially owns more than ten percent (10%) of the outstanding common stock of the Corporation. In addition, pursuant to the change of control provisions contained in Section 12 of the Banking Law of Puerto Rico as amended (7 L.P.R.A. 39), to the extent that by the exercise of an option a person would acquire the beneficial ownership of five percent (5%) or more of the issued and outstanding common stock of the Corporation, such person must obtain the approval of the Commissioner of Financial Institutions prior to the exercise of such option. Options granted under the Plans are not transferable other than by will or the laws of descent and distribution. During the life of the optionee, the options may be exercised only by such optionee. In the event of the death or disability of an optionee, options may be exercised whether or not exercisable at the time of such death or disability within one year after the date of such death or disability, but not later than the date the option would otherwise have expired.

    If the employment of an employee is terminated by retirement in accordance with the Corporation's normal retirement policies or is voluntarily or involuntarily terminated within one year after the date of a change in control, the option may be exercised within three months of such occurrence whether or not the option is exercisable at such time, but not later than the date that the option would otherwise have expired.

    Options may be exercised by payment of the fair market price per share established in the Option Agreement, as adjusted for any changes in capitalization, if applicable. Payment may be in cash or at the election of the optionee, common stock of the Corporation having an aggregate fair market value equal to or less than the total option price (i.e. purchase price multiplied by the number of shares bought), plus cash. At the discretion of the Committee, the optionee could be granted stock appreciation rights with respect to an option.

    In April 1987, the Stockholders ratified the Bank's first Stock Option Plan (the "1987 Plan") which expired on January 21, 1997. As of such expiration date, no new options have been granted under the expired 1987 Plan. On April 19, 1997, the Stockholders ratified a new Stock Option Plan (the "1997 Plan"), for which 2,898,704 shares were set aside. As of December 31, 1999, there were a total of 234,000 shares subject to unexercised options granted under the 1987 Plan and 732,500 under the 1997 Plan. As of December 31, 1999, the total of unexercised options under the two plans was 966,500 shares. Except to the extent limited by the Puerto Rico Internal Revenue Code of 1994, as amended, all outstanding options are now exercisable.

                        OPTION/GRANTS IN LAST FISCAL YEAR

    The table set forth below discloses the information regarding the stock options granted to the Bank's Chief Executive Officer and the most highly paid executives during 1999.

                                    Shares                  %
                                  Underlying             Granted         Exercise                         Value*
                                  Options/SAR           in Fiscal           Base       Expiration       Grant Date
Name                             Granted 1999             1999             Price          Date         Present Value
----                             ------------           ---------        --------      ----------      -------------
Angel Alvarez Perez                 100,000                4.7%            19.625      11/23/2009    $  630,000
Luis Beauchamp                       18,000                8.5%            19.625      11/23/2009       113,400
Annie Astor de Carbonell             16,000                7.5%            19.625      11/23/2009       100,800
Aurelio Aleman                       12,000                5.6%            19.625      11/23/2009        75,600
Fernando Batlle                      12,000                5.6%            19.625      11/23/2009        75,600
Randolfo Rivera                      12,000                5.6%            19.625      11/23/2009        75,600



                                      p.9

*The Black/Scholes pricing model was used to value these stock options. Options granted on August 24, 1999, were granted at $22.5625 and options granted on November, 23, 1999, at $19.6250. All options were granted at the market price of First BanCorp's Common Stock on the date of grant. Options were granted for a term of ten years and, except to the extent limited by law, are exercisable at any time during the term of the option.

    In calculating the value of such options, the following assumptions were made:

      o Risk-free rate obtained from a U.S. Federal Government obligation maturing close to expiration date of the options is (5.816% ) for the Options granted on August 24, 1999 and (6.078% ) for the options granted on November 23, 1999.

      o Volatility assumption is the historical price volatility of the Corporation's closing stock price as measured by standard deviation of day-to-day logarithmic price changes. The Volatility for options granted on August 24, 1999, is (31.830%); for those granted on November 23, 1999, it is (29.110%).

      o The historical growth rates of dividends were used to project future dividends.

    Based on the above assumptions, the theoretical value of the stock options granted on August 24, 1999 is $8.17; for options granted on November 23, 1999, it is $6.29. These valuations do not take into account the non-transferability or forfeiture provisions of the Stock Option Plan.

    The table set forth below discloses the aggregated the options/SAR exercises and value realized and the number of unexercised options SAR's and the value thereof with regards to the Chief Executive Officer and the most highly paid executives (named executives) as of December 31, 1999 under the Plans.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                                                                 Aggregate
                                                                                                 Realizable
                                                                                                 value of
                                                                          Number of              Unexercised In-
                                                                          Unexercised            -the-Money
                                   Shares                                 Options at             Options at
                                   Acquired                               12/31/99*              12/31/99
        Name                       on Exercise(#)     Value Realized      Exercisable(#)         Exercisable($)
-------------------------------------------------------------------------------------------------------------------
Angel Alvarez-Perez                   -0-                  -0-              424,000               $2,485,520
Annie Astor de Carbonell              -0-                  -0-              121,000                1,034,635
Luis M. Beauchamp                     -0-                  -0-              131,000                1,066,635
Aurelio Aleman                        -0-                  -0-               64,000                   76,000
Fernando Batlle                       -0-                  -0-               64,000                  147,750
Randolfo Rivera                       -0-                  -0-               52,000                   14,000


*On December 31, 1999, the closing price of First BanCorp's common stock was $20.75 On December 31, 1999, the average price at which the named executives could have exercised their outstanding options was $5.7915 for options granted on 11/28/94, $15.625 for options granted on 11/13/97, $19.1875 for options granted on 2/24/98, $27.094 for options granted on 5/26/98; $26.00 for options granted on 11/17/98; $22.56 for options granted 8/24/99 and $19.625 for options granted on 11/23/99. As of 12/31/99, Angel Alvarez-Perez held unexercised options for 120,000 granted on 11/28/94, 104,000 granted on 11/25/97, 100,000 granted on 11/17/98 and 100,000 granted on 11/23/99: Annie Astor de Carbonell, held unexercised options for 57,000 granted on 11/28/94, 32,000 granted on 11/25/7, 16,000 granted on 11/17/98 and 16,000 granted on 11/23/99: Luis M.
Beauchamp, held unexercised options for 57,000 granted on 11/28/94, 38,000 granted on 11/25/97, 18,000 granted on 11/17/98 and 18,000 granted on 11/23/99.
Mr. Aurelio Alem++n held an unexercised option for 40,000 shares granted on 2/24/98, 12,000 granted on 11/17/98 and 12,000 granted on 11/23/99. Fernando
Batlle held unexercised options for 20,000 shares granted on 11/26/97, 20,000 granted on 2/24/98, 12,000 granted on 11/17/98 and 12,000 granted on 11/23/99.
Mr. Randolfo Rivera held an unexercised option for 40,000 shares granted on 5/26/98 and 12,000 granted on 11/23/99. All options were granted at an exercise price equal to the market price of FirstBank's common stock on the date of grant. The Bank's Stock Option Plan provides for adjustments in the number and price of options due to changes in capitalization resulting from stock dividends or splits. All options granted prior to May 29, 1998, have been adjusted to reflect the 100% stock split distributed on that date.


                                      p.10

                              EMPLOYMENT AGREEMENTS

The following discloses information regarding the employment agreements of the named executives with FirstBank.

Name                           Effective Date     Current Base Salary($)          Term of Years
Angel Alvarez-Perez              05-14-98              $675,000                        4
Annie Astor de Carbonell         04-14-98               325,000                        4
Luis M. Beauchamp                05-14-98               300,000                        4
Aurelio Aleman                   02-24-98               250,000                        4
Fernando Batlle                  05-14-98               250,000                        4
Randolfo Rivera                  05-26-98               250,000                        4

    The agreements provide that on each anniversary of the date of commencement of each agreement the term of such agreement shall be automatically extended for an additional one (1) year period beyond the then effective expiration date, unless either party receives written notice that the agreement shall not be further extended. Notwithstanding such contract, the Board of Directors may terminate the contracting officer at any time; however, unless such termination is for cause, the contracting officer will continue to be entitled to the compensation provided in the contract for the remaining term thereof. "Cause" is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order or any material breach of any provision of the Employment Agreement.

    In the event of a "change in control" of the Bank during the term of the employment agreements, the executive shall be entitled to receive a lump sum severance payment equal to his or her then current base annual salary plus the highest cash performance bonus received by the executive in any of the four (4) fiscal years prior to the date of the change in control, multiplied by the term of years for which such contracting officer's employment agreement was to be effective on the date into which it was entered. The severance payment that each of the contracting officers would have received if his or her agreement had been terminated as of December 31, 1999, pursuant to a change of control of the Bank, was: Angel Alvarez-Perez, $4,700,000; Annie Astor de Carbonell, $1,900,000; Luis
M. Beauchamp, $2,100,000; Aurelio Aleman, $1,600,000; Fernando Batlle, $1,600,000, Randolfo Rivera, $1,600,000.

    Pursuant to the employment agreements, a "change in control" shall be deemed to have taken place if: a third person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Bank having 25% or more of the total number of votes which may be cast for the election of directors of the Bank or which, by cumulative voting, if permitted by the Bank's Charter or Bylaws, would enable such third person to elect 25% or more of the directors of the Bank; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Bank before such transactions shall cease to constitute a majority of the Board of the Bank or any successor institution.

                      DEFINED CONTRIBUTION RETIREMENT PLAN

    The Bank has a Defined Contribution Retirement Plan under Section 165(e) of Puerto Rico's Internal Revenue Law(9) which provides participating employees with retirement, death, disability and termination of employment benefits in accordance with their participation. The Plan complies with the "Employee Retirement Income Security Act of 1974 (ERISA)" and the "Retirement Equity Act of 1984 (ERA)." The Bank's employees are eligible to participate in the Plan after completing one year of service and there is no age requirement. An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant's account.

    Participating employees may defer from 1% to 10% of their annual salary, up to a maximum of $8,000 into the Plan on a pre-tax basis as employee salary savings contributions. Each year the Bank will make a contribution equal to 25% of each participating employee's salary savings contribution; however, no match is provided for salary savings contributions in excess of 4% of compensation. At the end of the fiscal year, the Bank may, but is not obligated to make, additional contributions in an amount determined by the Board of Directors; however, the maximum of any additional contribution in any year may not exceed 15% of the total compensation of all eligible employees participating in the Plan and no basic monthly or additional annual matches need be made on years during which the Bank incurs a loss.

----------
(9) Section 165(e) of the Commonwealth of Puerto Rico Internal Revenue Law is similar to Section 401(k) of the Federal Internal Revenue Code.

                                      p.11

    In fiscal 1999, the total contribution to the Plan by the Bank amounted to $625,000, which funds were distributed on a pro rata basis among all participating employees. The table below sets forth the total of the Bank's contribution during fiscal 1999 to the named executives of the Bank who participate in the Plan.

                       Name                    Total Bank Contribution(10)
                Angel Alvarez-Perez                       $4,803
                Annie Astor de Carbonell                   4,609
                Luis M. Beauchamp                          4,979
                Aurelio Aleman                             3,858
                Fernando Batlle                            4,762

                      REPORT OF THE COMPENSATION COMMITTEE

    The Executive Compensation Program is administered by the Compensation Committee (the "Committee"), which is composed of three (3) non-employee directors selected by the Board of Directors. During fiscal 1999 the Committee was composed of Messrs. Angel L. Umpierre, Chairman, Hector M. Nevares and Jose Teixidor. None of the members of the Committee have ever been employees of the Corporation, the Bank or of any of its subsidiaries.

Executive Compensation Policy
    The Bank operates in a highly competitive industry where the quality, creativity and professionalism of its executives is of utmost importance to the success, profitability and growth of the institution. The underlying philosophy of any effective compensation program must be to retain and recruit top executives who will make significant contributions to the promotion and achievement of the institutional goals which will ultimately result in enhanced shareholder value. Accordingly, FirstBank has put in place a compensation policy which is designed to recruit, retain and reward key executives who demonstrate the capacity to lead the Bank in achieving its business objectives.

Objectives
  o Stimulate behavior that will lead to the attainment of the Bank's goals.
  o Provide additional short-term and long-term variable compensation to enable implementation of a pay-for-performance package.

    In making their determinations for fiscal 1999, the Compensation Committee reviewed the Bank's performance as a whole and the performance of the named executives in relation to the performance goals that have been set forth. The Committee also took into consideration the performance of the Bank in comparison with the performance of other banks in the community as well as the performance of the Bank in relation to other institutions of similar size and complexity of loan portfolio and other assets. On the basis of their review, the Committee took the following actions with regard to the Named Executives.

Incentive Bonus
    The Executive Compensation Program provides for an incentive bonus plan whose purpose is to maximize the efficiency and effectiveness of the operation of the Bank. The Committee has designated the CEO and the Executive Vice Presidents of the Bank as plan participants. The incentive bonus is linked to the performance of the Bank as a whole as well as the achievement of individual goals. On November 23, 1999, the Committee recommended performance bonuses for the following named executives: Luis M. Beauchamp, Senior Executive Vice President $200,000; Annie Astor de Carbonell, Senior Executive Vice President, $175,000; Aurelio Aleman, Executive Vice President, $150,000; Fernando Batlle, Executive Vice President, $150,000; and Randolfo Rivera, $150,000 and Ricardo Ramos $30,000.

----------
(10) Pro rata Bank contributions to the Plan of named executives are also included in the Summary Compensation Table.


                                      p.12

Long-Term Compensation
    The Executive Compensation Plan also contemplates long-term incentive compensation in the form of stock options under the Bank's Employee Stock Option Plan (the "SOP"). The Compensations Committee has discretion to select which of the eligible persons will be granted stock options, whether stock appreciation rights will be granted with such options and generally to determine the terms and conditions of such options in accordance with the provisions of the SOP. During fiscal 1999 the following 10-year options were granted to the named executives: Luis M. Beauchamp, 18,000; Annie Astor de Carbonell, 16,000; Aurelio Aleman, 12,000; Fernando L. Batlle, 12,000; and Randolfo Rivera, 12,000. As previously set forth, all options were granted at an exercise price equal to the price of the Stock as of the close of business on the date the options were granted.

Compensation of Chief Executive Officer

    Mr. Angel Alvarez-Perez has served as President and Chief Executive Officer since September 1990 and as Chairman of First Bancorp since November 1998. On November 23, 1999 the Committee granted the President a cash bonus of $500,000 as well as a long-term compensation in the form of a 10-year option to purchase 100,000 shares of FirstBank common stock. The price per share of such grant was $19.625. The compensation granted was determined in accordance with the Bank's compensation policy described above. In making such determination the Committee took into consideration the Bank's performance during 1999, including a significant increase in First BanCorp's earnings, continued control of operating expenses and the achievement of goals which are geared to ensure the Bank's continued trend of earnings growth that has produced excellent value for First BanCorp's stockholder.

Angel L. Umpierre
Hector M. Nevares
Jose Teixidor

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of the Compensation Committee has served as an officer or employee of the Corporation, the Bank or of a subsidiary of the Bank.

               PERFORMANCE OF FIRSTBANK/FIRST BANCORP COMMON STOCK


                                                     Total Return Analysis
                        12/31/93  12/31/94    12/31/95    12/31/96   12/31/97    12/31/98   12/31/99
FirstBank                 $100      $105        $204        $241       $321        $576       $403

S&P 500                   $100      $101        $139        $172       $228        $293       $355

S&P Regional Banks        $100      $ 91        $138        $183       $268        $296       $254


                                      p.13

    The stock performance graph set forth above compares the cumulative total shareholder return of the Bank's common stock from December 31, 1993 to December 31, 1999, with cumulative total return of the S&P 500 Market Index and the S&P Regional Bank's Index. The S&P 500 Market Index is a broad index which includes a wide variety of issuers and industries representative of a cross section of the Market. The S&P Regional Bank Index includes financial institutions comparable to the Bank.

                           OTHER EMPLOYMENT BENEFITS

    The Bank's executive officers are provided life, hospitalization and medical insurance under group plans on generally the same basis as other full-time employees of the Bank. The Bank offers to all of its employees life insurance coverage of 250% of the employees' annual salaries up to a maximum coverage of $500,000. In the event of accidental death, the coverage is twice that amount. In addition, the Bank offers all of its employees a contributory medical and hospitalization plan. The plans are provided through Servicios de Seguros de Salud, Inc. (SSS) a Blue Cross and Blue Shield Association of Puerto Rico.

        BUSINESS TRANSACTIONS BETWEEN FIRSTBANK OR ITS SUBSIDIARIES AND
                        EXECUTIVE OFFICERS OR DIRECTORS

    During fiscal 1999, directors and officers and persons or entities related to such directors and officers were customers of and had transactions with the Bank and/or its subsidiaries. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with other persons who are not insiders, and did not involve more than the normal risk of uncollectibility or present other unfavorable features.

                            SECTION 16(a) COMPLIANCE

    On November 23, 1999, the Compensation Committee granted stock options to the following officers: Angel Alvarez-Perez, Luis M. Beauchamp, Annie Astor de Carbonell, Aurelio Aleman, Fernando Batlle, Francisco Cortes, Luis M. Cabrera, Aida Garcia and Laura Villarino. By an involuntary omission, the Statement of Beneficial Ownership on SEC Form 4 was not filed on time for these grants. Also during fiscal 1999, Jose Julian Alvarez-Bracero and Antonio Pavia each filed a late report. Antonio Escriba filed three late reports. All such transaction have been subsequently reported as provided by the Regulation.

                                  PROPOSAL #2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP has been selected as the independent Certified Public Accountants of the Corporation for the fiscal year ending December 31, 2000. The firm will be represented at the Annual Meeting and representatives will have the opportunity to make a statement, if they so desire, and also will be available to respond to appropriate questions. The affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                              STOCKHOLDER PROPOSAL

    Any proposal that a stockholder wishes to have presented at the next Annual Meeting of the Corporation must be received at the main offices of First BanCorp not later than December 20, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Act"), it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. All such proposals should be sent by certified mail, return receipt requested, to the attention of the Secretary.

                                      p.14

                                 OTHER MATTERS

    Management of the Corporation does not know of any business to be brought before the Annual Meeting other than that specified herein. However, if any other matters are properly brought before the Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting the proxies.

    The cost of solicitation of proxies will be borne by the Corporation. First BanCorp has retained the servides of Morrow & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arranged with Morrow & Co. is in the amount of $3,500 plus reimbursement for out-of-pocket expenses. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First BanCorp's common stock. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

                                 ANNUAL REPORT

    Stockholders will be sent a copy of the Corporation's Annual Report to Stockholders for the fiscal year ended December 31, 1999, prior to or accompanying the Proxy Statement. Such Annual Report is not part of the proxy solicitation material. Upon receipt of a written request, the Corporation will furnish to any stockholder, without charge, a copy of the Corporation's Annual Report on Form 10-K under Section 13 of the Securities Exchange Act of 1934 and the list of exhibits thereto required to be filed with the Securities Exchange Commission under applicable law. Such written request must set forth a good faith representation that the person making the request is, as of March 15, 2000, the owner of record of shares of common stock entitled to vote at the Annual Meeting and should be directed to Antonio R. Escriba-Oliver, Secretary, First BanCorp, 1519 Ponce de Leon Avenue, Santurce, Puerto Rico 00908.

BY ORDER of the Board of Directors

March 27, 2000


                                      p.15